Exhibit 10.6

MICROSOFT CORPORATION OPEN TOOLS LICENSE AGREEMENT

            This Agreement (“Agreement”) is made and entered into this 2nd day of March, 1999 (“Effective Date”), by and between MICROSOFT CORPORATION, a Washington corporation, One Microsoft Way, Redmond, WA 98052-6399 (hereafter “MS”), and INPRISE CORPORATION, a Delaware corporation, One Enterprise Way, Scotts Valley, CA 95066 (hereafter “COMPANY”).

The parties agree as follows:

1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings:

            (a)          “Tools” shall mean COMPANY’s computer software development tool products that are used to develop application programs that execute on MS Systems and that are either (i) described by COMPANY in the attached Exhibit A, including future versions of such products that retain the same character as the versions that exist as of the Effective Date, or (b) added to Exhibit A by mutual agreement of the parties (which agreement shall not be unreasonably withheld by either party) after the Effective Date through a written amendment.

(b) “Object Code Files” shall mean the executable files described in the attached Exhibit B and related Updates.

(c) “Header and Library Files” shall mean the header files and library files described in the attached Exhibit C and related Updates.

(d) “COMPANY Modifications” shall have the meaning given such term in Section 3(b).

(e) “Core Files” shall mean groups of core executable files identified in the attached Exhibit D and related Updates.

(f) “Sample Code” shall mean the files described in the attached Exhibit E and related Updates.

(g) “Documentation Sources” shall mean the documentation source code described in the attached Exhibit G and related Updates.

            (h)          “Modifications” shall mean any revisions, modifications, abridgements, condensations, expansions, compilations or other form in which an existing work may be recast, transformed, ported or adopted and which is a “derivative work” under U.S. copyright law. In the case of Documentation Sources, “Modifications” shall not include foreign language translations.

(i) “Redistributables” shall mean the files marked with an asterisk on Exhibits B through E.

            (j)          “Software” shall mean collectively, the Object Code Files, Header and Library Files, Core Files, Documentation Sources, and Sample Code. Software shall also include any foreign language translations of such files that MS has prepared, provided COMPANY requests delivery of such files and pays any applicable license fees.

            (k)          “Systems” means Microsoft Windows 3.xx, Microsoft Windows 95, Microsoft Windows 98, Microsoft Windows CE, and Microsoft Windows NT, and other current and future Microsoft operating system products, including all past, current and future upgrades, versions and successors thereto.

            (1)          “Updates” means new upgrades and versions of the Object Code Files, Header and Library Files, Core Files, and Sample Code, respectively, that Microsoft releases to the public as part of the Microsoft Developer

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Network during the term of this Agreement (“MSDN”). The term “Updates” shall not include beta or pre-release software.

2. LICENSE GRANTS AND RESTRICTIONS

(a) MS grants to COMPANY the following non-exclusive, worldwide, royalty free license rights:

(i) to use and create Modifications of the Documentation Sources, Header and Library Files, and Sample Code;

(ii) to reproduce and distribute, directly or indirectly, each group of Core Files together as a single set, solely in conjunction with the Tools and not as a “stand-alone” product;

                          (iii)        to reproduce and distribute, directly or indirectly, the Object Code Files, Header and Library Files, and/or Modifications of the Documentation Sources and Header and Library files, or portion thereof, solely in conjunction with the Tools and not as a “stand-alone” product.

            (b)          In partial consideration for the license granted to COMPANY in this Agreement, COMPANY agrees that it will not market, distribute or otherwise make available any product or other mechanism which would enable the Software, to be used (i) for the development of, or in conjunction with, any application other than an application that operates on MS Systems or (ii) in any operating system other than an MS System. The foregoing sentence shall not (A) restrict COMPANY from distributing in a single product package computer software language programs used to develop applications for non-MS Systems (including without limitation Apple Macintosh, OS/2, etc.) or (B) impose upon COMPANY any obligation to enforce the restrictions in that sentence against its end user customers.

            (c)          COMPANY agrees to provide nothing with its Tools that will enable any .DLL, .DRV, .VXD, ..EXE, .SYS files (“MS Executables”) to run on a non-MS System. If an MS Executable in the form delivered by MS runs unaltered on a given non-MS operating system, this clause does not apply to that MS Executable for that operating system.

            (d)          MS grants to COMPANY the right to grant to its end user customers of the Tools (“Tool Licensee”) a non-exclusive, royalty-free right to reproduce and distribute the object code version of the Redistributables provided that COMPANY contractually obligates any such end user to: (a) distribute the Redistributables only in conjunction with and as a part of their software application product which is designed, developed and tested to operate on an MS System; (b) distribute each group of Core Files together as a single set solely in conjunction with their software application; (c) refrain from using Microsoft’s name, logo, or trademarks to market such software application product, except as provided by separate agreement and provided that the end user may use Microsoft’s name when referring to the source of the Redistributables; (d) include a valid copyright notice on its software application product; (e) distribute the Redistributables only in conjunction with and as part of an application which adds significant and primary value to the Redistributables; (f) not permit further redistribution of the Redistributables by their end users; and (g) agree to indemnify, hold harmless, and defend Microsoft from and against any claims or lawsuits, including attorney’s fees, that arise or result from the use or distribution of its software application product.

            (e)          Notwithstanding the foregoing: COMPANY shall have the right to sublicense any of the foregoing rights to a third party in connection with an agreement between COMPANY and third party to deliver the Tools embedded within or bundled with a product of a third party, provided that any such agreement between COMPANY and such third party expressly incorporates all the restrictions and obligations set forth in this Agreement.

(f) COMPANY agrees not to (a) sue or (b) bring, prosecute, assist or participate in any judicial, administrative or other proceedings of any kind against MS or its licensees (including without

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limitation end users and OEMs) for infringement of COMPANY Patents (as defined below) by a MICROSOFT tool product, the licensing of the Software to a third party licensee for a tool product, or such licensee’s tool product including such licensed Software, that occurs during the Immunity Period (as defined below) on account of the manufacture, use, sale, distribution, offer for sale, or importation to the U.S. of:

                          (i)         any releases of the Software licensed to COMPANY hereunder that are incorporated into such Microsoft or third party tool products, or are provided with such licensed Software, except as otherwise provided in subsection 2(f)(ii)(B) below; or

                          (ii)         future releases of the Software, or replacement or successor product(s) to the Software, to the extent such future releases or replacement or successor product(s) use or embody inventions used or embodied in a version of the Software licensed to COMPANY hereunder that are incorporated into such Microsoft or third party tool products, or are provided with such licensed Software.

                                        (A)         “COMPANY Patents” as used in this Section means all patents and patent applications throughout the world, other than design patents or the equivalent, owned, acquired by, or otherwise enforceable by COMPANY or its subsidiaries, for inventions made prior to termination or expiration of this Agreement, or for which COMPANY or its subsidiaries has or acquires rights prior to the termination or expiration of this Agreement. The “Immunity Period” shall commence upon the first to issue and shall terminate upon the last to expire, of any of the COMPANY Patents (in any jurisdiction).

                                        (B)          In the event that MS provides COMPANY a new release of the Software under this Agreement, and COMPANY determines that such new release uses or embodies inventions not used or embodied in a prior release of the Software licensed to COMPANY hereunder, COMPANY may elect to not license such new release by so notifying MS in writing within sixty (60) days after its receipt and prior to COMPANY’s shipment of such new release. COMPANY’s election under this paragraph shall not affect COMPANY’s obligations above with respect to any prior release(s) of the Software hereunder.

            (g)          The parties agree that Section 2(f) shall not apply to Inprise Corporation or the Pre-approved Assignee (as defined in Section 11 below). This exemption is personal to Inprise and the Pre-approved Assignee and shall terminate upon assignment of this Agreement to any other party.

(h) All rights not expressly granted are reserved and retained by MS.

            (i)           From time to time during the term of this Agreement, COMPANY may request that MS amend Exhibits B-G as appropriate to incorporate files that MS has the right to license. MS agrees to consider all such requests in good faith and shall not unreasonably withhold its agreement to make such amendments.

3. COMPANY RIGHTS AND OBLIGATIONS

            (a)          COMPANY agrees that MS shall retain all right, title and interest in the Software as delivered to COMPANY by MS. COMPANY shall retain all right, title and interest in the Modifications made by COMPANY in accordance with this Agreement, except as provided in Section 3(b).

            (b)          COMPANY hereby conveys and assigns to MS all right, title and interest, including any copyrights, to any Modifications it makes to the Documentation Sources, Header and Library files and Sample Code (together, “COMPANY Modifications”), subject to the license rights described in Section 2. COMPANY agrees to supply MS at no charge one (1) copy of any and all COMPANY Modifications within thirty (30) days after COMPANY first offers for commercial release or sale such COMPANY Modifications. COMPANY shall execute and deliver such instruments and cooperate with MS as may be necessary to carry out such assignment(s). COMPANY shall retain all right, title and interest in any translations made by COMPANY to Modifications.

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            (c)          To the extent that MS provides COMPANY copies of any pre-release Software, including updates to Software in pre-release form, COMPANY may use it for evaluation testing and distribution with COMPANY’s Tools, provided that such Tools are marked “Pre-release” and provided the intent of COMPANY is to update its end-user recipients of COMPANY’s Tool(s) containing MS pre-release Software to retail product which will contain the commercial release of any such Software. In no event shall COMPANY distribute any pre-release Software in any distribution of COMPANY’s final commercially released version of Tools.

            (d)          COMPANY shall supply MS at no charge one (1) copy of the Tools in which any portion of the Software is integrated within thirty (30) days after COMPANY first offers the Tools for commercial release or sale.

            (e)          COMPANY shall be solely responsible for providing end-user support to Tool Licensees (including Software as incorporated into such Tools). COMPANY and Tool Licensees shall have the right to participate in any support services that MS may provide from time to time on such terms as mutually agreed to by the appropriate parties.

            (f)          COMPANY shall distribute and license the use of the Tools to end-users only pursuant to its end-user license agreement (“EULA”) which shall conform in substance to Exhibit F, except that (i) it shall be adapted as commercially reasonable for any foreign jurisdiction in which COMPANY markets or distributes the Software; (ii) the limitations of liability and remedies in COMPANY’s EULA shall inure to the benefit of MS; and (iii) COMPANY shall be the “Licensor” under its EULA.

            (g)          COMPANY shall not have the right through this Agreement to use MS’ name, logo(s) or trademarks to market the Tools, except that COMPANY may use, for example, the “Windows NT” or “Windows 98” name to indicate COMPANY’s Tools run on the Microsoft Windows NT or Windows 95 operating system, as applicable. COMPANY shall maintain any MS copyright notices contained in or on the Documentation Sources or Software. COMPANY shall also include MS’ copyright notice on the software disk labels or CD-ROM packaging, and/or the Tool documentation.

            (h)          COMPANY shall require its distributors, dealers and others in its distribution channels to comply with the terms of Section 2 of this Agreement, to the extent necessary for COMPANY to comply with this Agreement.

4. PRICE AND PAYMENT

(a) *****

            (b)          In the event that COMPANY elects to receive the Documentation Sources (and Exhibit G is attached to this Agreement), COMPANY shall pay MS a license fee of *****, payable upon execution of this Agreement or any amendment thereto which incorporates Exhibit G. Such license fee shall be due and payable upon commencement of each extension or renewal of this License Agreement for so long as COMPANY elects to receive the Documentation Sources; provided, however, that COMPANY shall not be required to pay such license fee more than once per calendar year.

5. DELIVERY, ACCEPTANCE AND LIMITED WARRANTY

            (a)          The current version of the Software is included in the most recent version of the Microsoft Developer Network (“Current MSDN”). COMPANY acknowledges that it is a licensee of the Current MSDN. MS hereby grants COMPANY permission to make a sufficient number of copies of the Software from the Current MSDN for distribution in the Tools in accordance with all the terms and conditions of this Agreement. MS shall not be obligated to make any other delivery of the Software under this Agreement. Updates of the Software also shall be available in future versions of MSDN (“Future MSDN”). COMPANY shall maintain at least one license to Future MSDN during the term of this Agreement. MS hereby grants COMPANY permission to make a sufficient

*****	Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

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number of copies of the Updates to the Software from the versions of Future MSDN that Microsoft commercially releases to the public during the term of this Agreement for distribution in the Tools in accordance with the terms and conditions of this Agreement. All Updates shall be part of the “Software” and licensed hereunder for purposes of this Agreement.

            (b)          MS agrees to provide COMPANY at no charge, during the term of this Agreement, with one (1) copy of the pre-release or beta versions of Updates to Software that MS makes available for testing to external customers of its then-current version of Microsoft products that include the Software at the time such versions are made available to such external customers, provided COMPANY complies with the terms of this Agreement.

            (c)          The initial delivery of the Software via the Current MSDN pursuant to Section 5(a) is hereby deemed accepted by COMPANY. COMPANY shall be deemed to have accepted all Updates and beta versions of the Software upon receipt by COMPANY.

(d) Neither the COMPANY nor any of its employees shall have any right to make any representation, warranty, or promise on behalf of MS.

            (e)          TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW: THE SOFTWARE AND PRE-RELEASE SOFTWARE IS PROVIDED TO COMPANY “AS IS” WITHOUT WARRANTY OF ANY KIND; THE ENTIRE RISK AS TO THE RESULTS AND PERFORMANCE OF THE SOFTWARE, PRE-RELEASE SOFTWARE AND MODIFICATIONS IS ASSUMED BY COMPANY, ITS DISTRIBUTORS AND THE END-USER CUSTOMERS; MS DISCLAIMS ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

            (f)          IN NO EVENT SHALL MS BE LIABLE FOR ANY DIRECT, CONSEQUENTIAL, INDIRECT, INCIDENTAL, OR SPECIAL DAMAGES WHATSOEVER, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE, ARISING OUT OF THE USE OF OR INABILITY TO USE THE SOFTWARE OR PRE-RELEASE SOFTWARE, EVEN IF MS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

6. WARRANTY AND INDEMNIFICATION

(a) MS warrants that the Software does not infringe any US copyright held by a third party.

            (b)          COMPANY agrees to indemnify, hold harmless, and defend MS from and against any claims, liabilities, damages, and suits, including reasonable attorneys’ fees, that arise or result from the use or distribution of a Tool and/or Modifications, except to the extent that such claim, liability, damage or suit arises from a claim that the Software as initially provided to COMPANY infringes any U.S. copyright held by a third party and provided COMPANY is notified promptly in writing of any such claim, liability, damage or suit; has sole control over its defense or settlement; and MS provides reasonable assistance in the defense of same.

7. TERM OF AGREEMENT

            (a)          Provided this Agreement has been properly executed by authorized representatives of COMPANY and MS, the term of this Agreement shall be twenty-four (24) months from the Effective Date. COMPANY acknowledges that MS intends to revise the Microsoft Corporation Open Tools License Agreement (“Revised Agreement”) during the term of this Agreement and that certain technologies offered by MS under the Revised Agreement will not be available under this Agreement. At MS’ request, COMPANY will consider replacing this Agreement with the Revised Agreement for the remainder of the term of this Agreement. The Revised Agreement offered to COMPANY will: (i) conform the patent covenant not to sue and assignment clauses of the Revised Agreement to the corresponding clauses (Sections 2(f), 2(g) and 11(e)) of this Agreement; and (ii) have a term of twenty-four (24) months from the Effective Date of this Agreement.

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            (b)          Subject to the termination provisions of Section 8, COMPANY may continue to reproduce and distribute, both during and after expiration of this Agreement, the Software and Updates as part of the versions of the Tools that are distributed by the COMPANY during the term of this Agreement. COMPANY shall not distribute or bundle any Surviving Tool with any tool product commercially released by the COMPANY after the expiration or termination of this Agreement.

8. DEFAULT AND TERMINATION

            (a)          This Agreement may terminate if any of the following events of default occur: (i) if COMPANY materially fails to perform or comply with this Agreement or any provision hereof; (ii) if COMPANY fails to comply with the provisions of Section 9 or makes or attempts to make an assignment in violation of Section 11; (iii) if COMPANY becomes insolvent or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; (iv) if a petition under any foreign, state, or United States bankruptcy act, receivership statute, or the like, as they now exist, or as they may be amended, is filed by COMPANY; or (v) if such a petition is filed by any third party, or a Tool for a receiver of COMPANY is made by anyone and such petition or Tool is not resolved favorably to COMPANY within sixty (60) days.

            (b)          Termination under subsection 8(a)(ii) shall be effective as of the date notice is given. In all other cases, termination shall be effective thirty (30) days after notice of termination to COMPANY if COMPANY’s defaults have not been cured during that thirty (30) day period. The rights and remedies of MS provided in this Section shall not be exclusive and are in addition to any other rights and remedies provided by law or this Agreement.

            (c)          If this Agreement is terminated, COMPANY shall return to MS or destroy all full or partial copies of the Software and Documentation Sources in COMPANY’s possession or under its control within ninety (90) days following the termination date.

(d) Sections 1, 2(f), 2(g), 3(a), 3(b), 3(g), 5(c), 5(d), 6, 7, 8, 9, 10, 11, shall survive termination of this Agreement.

9. NON-DISCLOSURE AGREEMENT

            (a)          COMPANY expressly undertakes to retain in confidence and to require its distributors to retain in confidence all information and know-how transmitted to COMPANY by MS that MS has identified as being proprietary and/or confidential or that, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary and/or confidential (the “Confidential Information”), and will make no use of the Confidential Information except under the terms and during the existence of this Agreement. COMPANY shall have no such obligation with respect to information which (a) was rightfully in COMPANY’s possession before receipt from MS, (b) is or becomes a matter of public knowledge through no fault of COMPANY, (c) is rightfully received by COMPANY from a third party without a duty of confidentiality, (d) is independently developed by COMPANY or (e) is disclosed by COMPANY with MS’ prior written approval. However, COMPANY may disclose Confidential Information in accordance with judicial or other governmental order, provided COMPANY shall give MS reasonable notice prior to such disclosure and shall comply with any applicable protective order or equivalent.

            (b)          COMPANY’s obligation under this Section shall survive any termination or expiration of the Agreement and shall extend to the earlier of such time as the information protected hereby is in the public domain or four (4) years following termination or expiration of this Agreement.

10. NOTICES AND REQUESTS

All notices, authorizations, and requests in connection with this Agreement shall be deemed given on the third day after they are (i) if COMPANY's address indicated below is in the U.S., deposited in the U. S . mails, postage

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prepaid, certified or registered, return receipt requested; or (ii) sent by overnight or international air courier, charges prepaid, with a confirming fax; and addressed as follows:

NOTICES TO COMPANY:

COMPANY:	Inprise Corporation 100 Enterprise Way Scotts Valley, CA 95066

Phone:	831-431-1801
Fax:	831-431-4171

Attn:	V.P., Developer Tools
Copy to:	Legal Department

NOTICES TO MS:

MICROSOFT CORPORATION One Microsoft Way Redmond, WA 98052-6399

Phone:	425-882-8080
Fax:	425-936-7329

Attn:	V.P., Developer Tools
Copy to:	Law & Corporate Affairs

or to such other address as the party to receive the notice or request so designates by written notice to the other.

11. GENERAL

            (a)          The parties consent to the jurisdiction by the state and federal courts sitting in the states of Washington and California, and this Agreement shall be governed by the laws of the State of New York. Process may be served on either party in the manner provided in Section 10 above, or by such other method as is authorized by law.

(b) Neither this Agreement, nor any terms and conditions contained herein, shall be construed as creating a partnership, joint venture, agency relationship or as granting a franchise.

            (c)          This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or communications. It shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of COMPANY and MS by their respective duly authorized representatives. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

(d) If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

            (e)          Except as otherwise provided herein, the rights and obligations hereunder shall inure to the benefit of the successors of the parties hereto, provided any rights or obligations hereunder shall not be assigned by COMPANY without the written consent of MS. For purposes of this Section 11(e), the term “assignment” shall include, without limitation, a merger or share exchange of the COMPANY into another entity, a sale of more than

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fifty percent (50%) of the assets of the COMPANY, or a sale or transfer of more than fifty percent (50%) of the issued and outstanding voting securities of the COMPANY.

            The parties acknowledge that the COMPANY may consider a divesture of the assets and liabilities associated with an operating unit of the COMPANY known as “borland.com” (the “Pre-Approved Assignee”) to establish it as a separate legal entity owned by the current shareholders of the COMPANY in proportion to their ownership in the COMPANY. As part of that divestiture, this Agreement may be assigned by the COMPANY to the Pre-approved Assignee without written consent from Microsoft, provided that the Pre-approved Assignee assumes all of the terms and conditions of this Agreement in a written instrument reasonably satisfactory to Microsoft. The assignment shall be of the Agreement in full, with no rights under the Agreement remaining with the COMPANY. This paragraph shall not be construed as permitting an assignment of this Agreement in connection with a sale of borland.com to any third party.

            In the case where COMPANY is acquired by a third party through a sale of substantially all of its assets or shares to another party (“Acquiring Company”), this Agreement may be assigned by COMPANY to Acquiring Company without written consent from Microsoft, provided that the Acquiring Company assumes all of the terms and conditions of this Agreement, including Section 2(f), and the COMPANY or the Acquiring Company provide written notice to Microsoft of the occurrence of such transaction within ten (10) days after the closing of such transaction. The assignment shall be of the Agreement in full, with no rights under the Agreement remaining with COMPANY.

            (f)          Any Software or Documentation which COMPANY distributes or licenses to or on behalf of the United States of America, its agencies and/or instrumentalities (the “Government”), is provided to COMPANY with RESTRICTED RIGHTS. Use, duplication or disclosure by the Government is subject to restriction as set forth in subparagraph (c)(1)(ii) of the rights in Technical Data and Computer Software clause at DFAR 252.227-7013, or as set forth in the particular department or agency regulations or rules which provide Microsoft protection equivalent to or greater than the above-cited clause. COMPANY shall comply with any requirements of the Government to obtain such RESTRICTED RIGHTS protection, including without limitation, the placement of any restrictive legends on the Tool documentation and any license agreement used in connection with the distribution thereof. Manufacturer is Microsoft Corporation, One Microsoft Way, Redmond, Washington 98052-6399. Under no circumstances shall Microsoft be obligated to comply with any Governmental requirements regarding cost and pricing data and cost accounting. For any distribution or license of the Software or Documentation that would require compliance by Microsoft with Governmental requirements relating to cost and pricing data or cost accounting, COMPANY must obtain an appropriate waiver or exemption from such requirements for the benefit of Microsoft from the appropriate Governmental authority before the distribution and/or license of the Software or Documentation to the Government.

            (g)          COMPANY acknowledges that the Software and Documentation are subject to the export control laws and regulations of the US, and any amendments thereof. COMPANY confirms that with respect to the Software and Documentation, it will not export or re-export them, directly or indirectly, either to (i) any countries that are subject to US export restrictions (currently including, but not necessarily limited to, Cuba, Iran, Iraq, Libya, North Korea, and Syria); (ii) any end user who COMPANY knows or has reason to know will utilize them in the design, development or production of nuclear, chemical or biological weapons; or (iii) any end user who has been prohibited from participating in the US export transactions by any federal agency of the US government. COMPANY further acknowledges that the Software and Documentation may include technical data subject to export and re-export restrictions imposed by US law.

            (h)          COMPANY shall, at its own expense, obtain and arrange for the maintenance in full force and effect of all governmental approvals, consents, licenses, authorizations, declarations, filings, and registrations as may be necessary for the performance of all of the terms and conditions of the Agreement including, but not limited to, foreign exchange approvals, import and offer agent licenses, fair trade approvals and all approvals which may be required to realize the purposes of the Agreement.

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            (i)            In the event taxes are required to be withheld by any foreign government on payments required hereunder, on such withholding taxes as will enable MS to claim and receive a U.S. Foreign Tax Credit, COMPANY may deduct such taxes from the amount owed MS and pay them to the appropriate tax authority; provided, however, that COMPANY shall promptly secure and deliver to MS an official receipt for any such taxes withheld or other documents necessary to enable MS to claim a U.S. Foreign Tax Credit. COMPANY will make certain that any taxes withheld are minimized to the extent possible under applicable law. Prices stated are exclusive of any federal, state, municipal or other governmental taxes, duties, licenses, fees, excises or tariffs now or hereafter imposed on COMPANY’s production, storage, licensing, sale, transportation, import, export or use of the Software and/or Documentation. Such charges shall be paid by COMPANY, or in lieu thereof, COMPANY shall provide an exemption certificate acceptable to MS and the applicable authority. MS, however, shall be responsible for all taxes based upon its personal property ownership and gross or net income.

            (j)            If either MS or COMPANY employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs incurred in any judicial proceeding related to this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above. All signed copies of this Agreement shall be deemed originals.

MICROSOFT CORPORATION	INPRISE CORPORATION

/s/ Paul Maritz	/s/ Delbert W. Yocam

By	By

Paul Maritz	Delbert W. Yocam

Name (Print)	Name (Print)

Group Vice President	Chairman & CEO

Title	Title

March 2, 1999	3-15-99

Date	Date

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EXHIBITS:

EXHIBIT A: Description of COMPANY's Tool
EXHIBIT B: Object Code Files
EXHIBIT C: Header and Library Files
EXHIBIT D: Core Files
EXHIBIT E: Sample Code
EXHIBIT F: Sample End User License Agreement
EXHIBIT G: Documentation Sources (attached if applicable)

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EXHIBIT A

DESCRIPTION OF COMPANY’S TOOL
(Note: Agreement shall not be deemed complete without a description of Tool provided by COMPANY)

COMPANY’S Tool(s): C++Builder and Delphi-All Editions distributed during the term of this Agreement.

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EXHIBIT B

OBJECT CODE FILES

Note: Directory and path names are provided only to assist in identifying files, and are subject to change. The files identified are the licensed SOFTWARE, regardless of the directory in which they're installed.

Note: For brevity, where the directory i386 is referenced, the same-named files in the alpha, mips, and ppc directories are implied. For example, mstools\bin\i386\BIND.EXE implies mstools\bin\alpha\ BlND.EXE, mstools\bin\mips\ BIND.EXE, and mstools\bin\ppc\ BIND.EXE.

mstools\bin\apfcvt.exe
mstools\bin\apfcvt.txt
mstools\bin\apimon.cnt
mstools\bin\apimon.hlp
mstools\bin\atrm1111.fnt
mstools\bin\autoload.mak
mstools\bin\disp200.dll
mstools\bin\disptest.exe
*mstools\bin\dlgedit.hlp
*mstools\bin\edithlp.hlp
*mstools\bin\fontedit.hlp
mstools\bin\hcw.cnt
mstools\bin\hcw.hlp
mstools\bin\i386\abview32.exe
mstools\bin\i386\apf32cvt.exe
mstools\bin\i386\apf32dmp.exe
mstools\bin\i386\bind.exe
mstools\bin\i386\ccdist.exe
mstools\bin\i386\ccdist35.exe
*mstools\bin\i386\compress.exe
mstools\bin\i386\dflaydll.exe
mstools\bin\i386\dfview.exe
mstools\bin\i386\dm.dll
mstools\bin\i386\dmkdalp.dll
mstools\bin\i386\dmkdmip.dll
mstools\bin\i386\dmkdppc.dll
mstools\bin\i386\dmkdx86.dll
mstools\bin\i386\dobjview.exe
mstools\bin\i386\dumpchk.exe
mstools\bin\i386\dumpref.exe
mstools\bin\i386\eecxxalp.dll
mstools\bin\i386\eecxxmip.dll
mstools\bin\i386\eecxxppc.dll
mstools\bin\i386\eecxxx86.dll
mstools\bin\i386\emalp.dll
mstools\bin\i386\emmip.dll
mstools\bin\i386\emppc.dll
mstools\bin\i386\emx86.dll
mstools\bin\i386\exp.exe
mstools\bin\i386\fastimer.dll
mstools\bin\i386\filter.dll
mstools\bin\i386\fontedit.exe
mstools\bin\i386\gutils.dll
mstools\bin\i386\hcrtf.exe
mstools\bin\i386\hcw.exe
mstools\bin\i386\hook.dll
mstools\bin\i386\hwdll.dll

mstools\bin\i386\imagedit.exe
mstools\bin\i386\irotview.exe
mstools\bin\i386\iviewers.dll
mstools\bin\i386\justify.dll
mstools\bin\i386\kdextalp.dll
mstools\bin\i386\kdextmip.dll
mstools\bin\i386\kdextppc.dll
mstools\bin\i386\kdextx86.dll
mstools\bin\i386\mapsym.exe
mstools\bin\i386\mc.exe
mstools\bin\i386\mdbvu32.exe
mstools\bin\i386\mergeini.exe
mstools\bin\i386\mfc42.dll
mstools\bin\i386\mhelp.dll
mstools\bin\i386\midl.exe
mstools\bin\i386\mktyplib.exe
mstools\bin\i386\mshelp.dll
mstools\bin\i386\mspdb41.dll
mstools\bin\i386\olemess.bat
mstools\bin\i386\oleview.exe
mstools\bin\i386\pdkin32.exe
mstools\bin\i386\pmatch.dll
mstools\bin\i386\port.dll
mstools\bin\i386\porttool.exe
mstools\bin\i386\propvu32.dll
mstools\bin\i386\qgrep.exe
mstools\bin\i386\rc.exe
mstools\bin\i386\rcdll.dll
mstools\bin\i386\rebase.exe
mstools\bin\i386\regsvr32.exe
mstools\bin\i386\rm.exe
mstools\bin\i386\sab32.exe
mstools\bin\i386\send32.exe
mstools\bin\i386\shcv.dll
mstools\bin\i386\spy.exe
mstools\bin\i386\statvu32.dll
mstools\bin\i386\symcvt.dll
mstools\bin\i386\tblvu32.dll
mstools\bin\i386\tglcase.dll
mstools\bin\i386\thunk.exe
mstools\bin\i386\tlloc.dll
mstools\bin\i386\tlpipe.dll
mstools\bin\i386\tlser.dll
mstools\bin\i386\ulcase.dll
mstools\bin\i386\undel.exe
mstools\bin\i386\undname.exe
mstools\bin\i386\uuidgen.exe

mstools\bin\i386\vidcap32.exe
mstools\bin\i386\where.exe
mstools\bin\i386\windbg.exe
mstools\bin\i386\windiff.exe
mstools\bin\i386\xvport.dll
mstools\bin\i386\zoomin.exe
*mstools\bin\imagedit.hlp
mstools\bin\mc.hlp
mstools\bin\mrbc.exe
mstools\bin\msole2.bas
mstools\bin\msole2.vbx
mstools\bin\msolevbx.dll
mstools\bin\oletools.hlp
mstools\bin\port.ini
mstools\bin\porttool.txt
mstools\bin\rc.hlp
mstools\bin\repeater.cnt
mstools\bin\repeater.hlp
mstools\bin\rlman.hlp
mstools\bin\sdkdoc.ico
mstools\bin\shed.hlp
mstools\bin\sr32test.reg
mstools\bin\uconvert.hlp
mstools\bin\vb.hlp
mstools\bin\win16.ini
mstools\bin\win95\aviedit.exe
mstools\bin\win95\capscm.exe
mstools\bin\win95\capscm.hlp
mstools\bin\win95\cfgmgr32.dll
mstools\bin\win95\cfm30.dll
mstools\bin\win95\cfmo30.dll
mstools\bin\win95\cl32test.exe
mstools\bin\win95\dbwin.dll
mstools\bin\win95\dbwin.exe
mstools\bin\win95\ddespy.exe
mstools\bin\win95\ddtest.exe
mstools\bin\win95\ddtest32.exe
mstools\bin\win95\dlgedit.exe
mstools\bin\win95\esp.tsp
mstools\bin\win95\espexe.exe
*mstools\bin\win95\expand.exe
mstools\bin\win95\extidgen.exe
mstools\bin\win95\heapwalk.exe
mstools\bin\win95\hw32.cnt
mstools\bin\win95\hw32.exe
mstools\bin\win95\hw32.hlp
mstools\bin\win95\idfedit.exe

12

mstools\bin\win95\imagehlp.dll
mstools\bin\win95\msvcrt.dll
mstools\bin\win95\oleaut32.dll
mstools\bin\win95\olepro32.dll
mstools\bin\win95\pen2ctl.vbx
mstools\bin\win95\pview95.exe
mstools\bin\win95\repapp.exe
mstools\bin\win95\repeater.tsp
mstools\bin\win95\repsetup.exe
mstools\bin\win95\riffadd.exe
mstools\bin\win95\riffadd.txt
mstools\bin\win95\riffwalk.exe
mstools\bin\win95\scmcap.drv
mstools\bin\win95\setupapi.dll
mstools\bin\win95\setupdll.dll
mstools\bin\win95\sr32test.exe
mstools\bin\win95\stdole2.tlb
mstools\bin\win95\stress.dll
mstools\bin\win95\stress.exe
mstools\bin\win95\stress.hlp
mstools\bin\win95\stresshk.dll
mstools\bin\win95\stresslg.dll
mstools\bin\win95\switch.bat
mstools\bin\win95\switch.pif
mstools\bin\win95\tb13.exe
mstools\bin\win95\tb14.exe
mstools\bin\win95\vidcap.exe
mstools\bin\win95\vidcap.hlp
mstools\bin\win95\wdeb386.cnt
mstools\bin\win95\wdeb386.exe
mstools\bin\win95\wdeb386.hlp
mstools\bin\win95\windebug.386
mstools\bin\windbg.hlp
mstools\bin\windiff.hlp
mstools\bin\winnt.ini
mstools\bin\winnt\cap.ini
mstools\bin\winnt\cap.txt
mstools\bin\winnt\capstats.txt
mstools\bin\winnt\capview.hlp
mstools\bin\winnt\dhcp.mib
mstools\bin\winnt\ftp.mib
mstools\bin\winnt\gopherd.mib
mstools\bin\winnt\http.mib
mstools\bin\winnt\i386\alphakd.exe
mstools\bin\winnt\i386\apidll.dll
mstools\bin\winnt\i386\apimon.exe
mstools\bin\winnt\i386\cap.dll
mstools\bin\winnt\i386\capdump.exe
mstools\bin\winnt\i386\capsetup.exe
mstools\bin\winnt\i386\capstats.exe
mstools\bin\winnt\i386\capview.exe
mstools\bin\winnt\i386\cdb.exe
mstools\bin\winnt\i386\cl32test.exe
mstools\bin\winnt\i386\comperf.exe
mstools\bin\winnt\i386\cpustres.exe
mstools\bin\winnt\i386\dbmon.exe
mstools\bin\winnt\i386\ddespy.exe
mstools\bin\winnt\i386\dflayout.exe
mstools\bin\winnt\i386\dlgedit.exe

mstools\bin\winnt\i386\esp32.tsp
mstools\bin\winnt\i386\espexe.exe
mstools\bin\winnt\i386\espui.dll
mstools\bin\winnt\i386\exctrlst.exe
mstools\bin\winnt\i386\fernel32.dll
mstools\bin\winnt\i386\i386kd.exe
mstools\bin\winnt\i386\memsnap.exe
mstools\bin\winnt\i386\mib.bin
mstools\bin\winnt\i386\mibcc.exe
mstools\bin\winnt\i386\mipskd.exe
mstools\bin\winnt\i386\ntsd.exe
mstools\bin\winnt\i386\ntsdexts.dll
mstools\bin\winnt\i386\pdh.dll
mstools\bin\winnt\i386\pefile.dll
mstools\bin\winnt\i386\perfmtr.exe
mstools\bin\winnt\i386\pfmon.exe
mstools\bin\winnt\i386\ppckd.exe
mstools\bin\winnt\i386\probe.dll
mstools\bin\winnt\i386\profile.exe
mstools\bin\winnt\i386\psapi.dll
mstools\bin\winnt\i386\psperf.dll
mstools\bin\winnt\i386\pstat.exe
mstools\bin\winnt\i386\pview.exe
mstools\bin\winnt\i386\pwalk.exe
mstools\bin\winnt\i386\repapp.exe
mstools\bin\winnt\i386\repeater.tsp
mstools\bin\winnt\i386\repsetup.exe
mstools\bin\winnt\i386\rlman.exe
mstools\bin\winnt\i386\sc.exe
mstools\bin\winnt\i386\sporder.dll
mstools\bin\winnt\i386\sporder.exe
mstools\bin\winnt\i386\sr32test.exe
mstools\bin\winnt\i386\tb20.exe
mstools\bin\winnt\i386\top.exe
mstools\bin\winnt\i386\uconvert.exe
mstools\bin\winnt\i386\vadump.exe
mstools\bin\winnt\i386\windbgrm.exe
mstools\bin\winnt\i386\winobj.exe
mstools\bin\winnt\i386\wperf.exe
mstools\bin\winnt\i386\wst.dll
mstools\bin\winnt\i386\wstcat.exe
mstools\bin\winnt\i386\wstdump.exe
mstools\bin\winnt\i386\wstune.exe
mstools\bin\winnt\inetsrv.mib
mstools\bin\winnt\lmmib2.mib
mstools\bin\winnt\mib_ii.mib
mstools\bin\winnt\shed.exe
mstools\bin\winnt\smi.mib
mstools\bin\winnt\snmp.txt
mstools\bin\winnt\sol.end
mstools\bin\winnt\toaster.mib
mstools\bin\winnt\wap.txt
mstools\bin\winnt\wins.mib
mstools\bin\winnt\wst.ini
mstools\bin\winnt\wst.txt
mstools\hookole\i386\arch.do_
mstools\hookole\i386\cfm30.dl_
mstools\hookole\i386\cfmo30.dl_
mstools\hookole\i386\ctl3d32.dl_

mstools\hookole\i386\filter.ma_
mstools\hookole\i386\hkcfg.dl_
mstools\hookole\i386\hkcfg.h_
mstools\hookole\i386\hkcfg.li_
mstools\hookole\i386\hof_auto.dl_
mstools\hookole\i386\hof_cdoc.dl_
mstools\hookole\i386\hof_comp.dl_
mstools\hookole\i386\hof_conc.dl_
mstools\hookole\i386\hof_data.dl_
mstools\hookole\i386\hof_drag.dl_
mstools\hookole\i386\hof_inpl.dl_
mstools\hookole\i386\hof_link.dl_
mstools\hookole\i386\hof_pers.dl_
mstools\hookole\i386\hookfltr.li_
mstools\hookole\i386\hooklib.li_
mstools\hookole\i386\hookole.dl_
mstools\hookole\i386\hookole.h_
mstools\hookole\i386\hookole.inf
mstools\hookole\i386\hookolel.dl_
mstools\hookole\i386\hookoles.ex_
mstools\hookole\i386\hookwrpr.li_
mstools\hookole\i386\how_auto.dl_
mstools\hookole\i386\how_cdoc.dl_
mstools\hookole\i386\how_comp.dl_
mstools\hookole\i386\how_conc.dl_
mstools\hookole\i386\how_data.dl_
mstools\hookole\i386\how_drag.dl_
mstools\hookole\i386\how_inpl.dl_
mstools\hookole\i386\how_link.dl_
mstools\hookole\i386\how_pers.dl_
mstools\hookole\i386\mfc42.dl_
mstools\hookole\i386\mscomstf.dll
mstools\hookole\i386\mscuistf.dll
mstools\hookole\i386\msdetstf.dll
mstools\hookole\i386\msinsstf.dll
mstools\hookole\i386\msshlstf.dil
mstools\hookole\i386\msuilstf.dll
mstools\hookole\i386\msvcrt.dl_
mstools\hookole\i386\ole32wpr.dl_
mstools\hookole\i386\oleloggr.ex_
mstools\hookole\i386\overview.do_
mstools\hookole\i386\progref.do_
mstools\hookole\i386\readme.tx_
mstools\hookole\i386\reghkole.dl_
mstools\hookole\i386\sampvtbl.h_
mstools\hookole\i386\setup.exe
mstools\hookole\i386\vtbls.h_
mstools\hookole\i386\wrapit.ex_
mstools\hookole\i386\wrapper.ma_
mstools\snmpapi\i386\retail\snmpapi.dll
mstools\snmpapi\readme.txt

13

EXHIBIT C

HEADER AND LIBRARY FILES

Note: Directory and path names are provided only to assist in identifying files, and are subject to change. The files identified are the licensed SOFTWARE, regardless of the directory in which they’re installed.

mstools\include\basetyps.h
mstools\include\cderr.h
mstools\include\cguid.h
mstools\include\color.dlg
mstools\include\commctrl.h
mstools\include\commdlg.h
mstools\include\compobj.h
mstools\include\cpl.h
mstools\include\custcntl.h
mstools\include\d3d.h
mstools\include\d3dcaps.h
mstools\include\d3drm.h
mstools\include\d3drmdef.h
mstools\include\d3drmobj.h
mstools\include\d3drmwin.h
mstools\include\d3dtypes.h
mstools\include\dde.h
mstools\include\ddeml.h
mstools\include\ddraw.h
mstools\include\digitalv.h
mstools\include\dispatch.h
mstools\include\dlgs.h
mstools\include\dplay.h
mstools\include\dsound.h
mstools\include\dvobj.h
mstools\include\error.h
mstools\include\exchext.h
mstools\include\exchform.h
mstools\include\fileopen.dlg
mstools\include\findtext.dlg
mstools\include\font.dlg
mstools\include\ftsiface.h
mstools\include\imagehlp.h
mstools\include\ime.h
mstools\include\imessage.h
mstools\include\imm.h
mstools\include\initguid.h
mstools\include\initoid.h
mstools\include\loadperf.h
mstools\include\lzexpand.h
mstools\include\mapi.h
mstools\include\mapicode.h
mstools\include\mapidbg.h
mstools\include\mapidefs.h
mstools\include\mapiform.h
mstools\include\mapiguid.h
mstools\include\mapihook.h
mstools\include\mapinls.h
mstools\include\mapioid.h
mstools\include\mapispi.h

mstools\include\mapitags.h
mstools\include\mapiutil.h
mstools\include\mapival.h
mstools\include\mapiwin.h
mstools\include\mapiwz.h
mstools\include\mapix.h
mstools\include\mciavi.h
mstools\include\mcx.h
mstools\include\midles.h
mstools\include\mmreg.h
mstools\include\mmsystem.h
mstools\include\moniker.h
mstools\include\msacm.h
mstools\include\msacmdlg.dlg
mstools\include\msacmdlg.h
mstools\include\msfs.h
mstools\include\mspab.h
mstools\include\mspst.h
mstools\include\mswsock.h
mstools\include\nb30.h
mstools\include\ntwin32.mak
mstools\include\oaidl.h
mstools\include\oaidl.idl
mstools\include\objbase.h
mstools\include\objerror.h
mstools\include\objidl.h
mstools\include\objidl.idl
mstools\include\ocidl.h
mstools\include\ocidl.idl
mstools\include\ole.h
mstools\include\ole2.h
mstools\include\ole2ver.h
mstools\include\oleauto.h
mstools\include\olectl.h
mstools\include\olectlid.h
mstools\include\oledlg.h
mstools\include\oleidl.h
mstools\include\oleidl.idl
mstools\include\poppack.h
mstools\include\prnsetup.dlg
mstools\include\prsht.h
mstools\include\pshpack1.h
mstools\include\pshpack2.h
mstools\include\pshpack4.h
mstools\include\pshpack8.h
mstools\include\ras.h
mstools\include\raserror.h
mstools\include\recguids.h
mstools\include\reconcil.h
mstools\include\regstr.h

mstools\include\richedit.h
mstools\include\richole.h
mstools\include\rpc.h
mstools\include\rpcdce.h
mstools\include\rpcdcep.h
mstools\include\rpcndr.h
mstools\include\rpcnsi.h
mstools\include\rpcnsip.h
mstools\include\rpcnterr.h
mstools\include\rpcproxy.h
mstools\include\scode.h
mstools\include\scrnsave.h
mstools\include\sehmap.h
mstools\include\setupapi.h
mstools\include\shellapi.h
mstools\include\shlguid.h
mstools\include\shlobj.h
mstools\include\smpab.h
mstools\include\smpms.h
mstools\include\smpxp.h
mstools\include\snmp.h
mstools\include\storage.h
mstools\include\tapi.h
mstools\include\tnef.h
mstools\include\tspi.h
mstools\include\unknwn.h
mstools\include\unknwn.idl
mstools\include\variant.h
mstools\include\vfw.h
mstools\include\wdbgexts.h
mstools\include\win32.mak
mstools\include\winbase.h
mstools\include\wincon.h
mstools\include\wincrypt.h
mstools\include\windef.h
mstools\include\windows.h
mstools\include\windowsx.h
mstools\include\winerror.h
mstools\include\wingdi.h
mstools\include\winnetwk.h
mstools\include\winnls.h
mstools\include\winnls32.h
mstools\include\winnt.h
mstools\include\winreg.h
mstools\include\winresrc.h
mstools\include\winsock.h
mstools\include\winsock2.h
mstools\include\winspool.h
mstools\include\wintrust.h
mstools\include\winuser.h

14

mstools\include\winver.h
mstools\include\winwlx.h
mstools\include\ws2spi.h
mstools\include\wsipx.h
mstools\include\wsnwlink.h
mstools\include\wsvns.h
mstools\include\wtypes.h
mstools\include\wtypes.idl
mstools\include\xcmc.h
mstools\include\xcmcext.h
mstools\include\xcmcmsx2.h
mstools\include\xcmcmsxt.h
mstools\include\alpha\kxalpha.h
mstools\include\gl\gl.h
mstools\include\gl\glaux.h
mstools\include\gl\glu.h
mstools\include\i386\callconv.inc
mstools\include\mips\kxmips.h
mstools\include\ppc\kxppc.h
mstools\include\win95\cplext.h
mstools\include\win95\dbt.h
mstools\include\win95\dispdib.h
mstools\include\win95\idf.h
mstools\include\win95\pbt.h
mstools\include\win95\pcrt32.h
mstools\include\win95\penwin.h
mstools\include\win95\svrapi.h
mstools\include\win95\tlhelp32.h
mstools\include\win95\vcr.h
mstools\include\win95\wsvv.h
mstools\include\winnt\accctrl.h
mstools\include\winnt\aclapi.h
mstools\include\winnt\alphaops.h
mstools\include\winnt\atalkwsh.h
mstools\include\winnt\colordlg.h
mstools\include\winnt\dlcapi.h
mstools\include\winnt\httpext.h
mstools\include\winnt\httpfilt.h
mstools\include\winnt\lm.h
mstools\include\winnt\lmaccess.h
mstools\include\winnt\lmalert.h
mstools\include\winnt\lmapibuf.h
mstools\include\winnt\lmat.h
mstools\include\winnt\lmaudit.h
mstools\include\winnt\lmbrowsr.h
mstools\include\winnt\lmchdev.h
mstools\include\winnt\lmconfig.h
mstools\include\winnt\lmcons.h
mstools\include\winnt\lmerr.h
mstools\include\winnt\lmerrlog.h
mstools\include\winnt\lmmsg.h
mstools\include\winnt\lmremutl.h
mstools\include\winnt\lmrepl.h
mstools\include\winnt\lmserver.h
mstools\include\winnt\lmshare.h
mstools\include\winnt\lmsname.h
mstools\include\winnt\lmstats.h
mstools\include\winnt\lmsvc.h
mstools\include\winnt\lmuse.h
mstools\include\winnt\lmuseflg.h

mstools\include\winnt\lmwksta.h
mstools\include\winnt\mgmtapi.h
mstools\include\winnt\nddeapi.h
mstools\include\winnt\nddesec.h
mstools\include\winnt\nspapi.h
mstools\include\winnt\ntsdexts.h
mstools\include\winnt\pdh.h
mstools\include\winnt\pdhmsg.h
mstools\include\winnt\rasdlg.h
mstools\include\winnt\rassapi.h
mstools\include\winnt\rasshost.h
mstools\include\winnt\sporder.h
mstools\include\winnt\svcguid.h
mstools\include\winnt\vdmdbg.h
mstools\include\winnt\wfext.h
mstools\include\winnt\winioctl.h
mstools\include\winnt\winperf.h
mstools\include\winnt\winsvc.h
mstools\include\winnt\wownt16.h
mstools\include\winnt\wownt32.h
mstools\include\winnt\ws2atm.h
mstools\include\winnt\ws2tcpip.h
mstools\include\winnt\wshisotp.h
mstools\include\winnt\wsnetbs.h

mstools\lib\i386\advapi32.lib
mstools\lib\i386\comctl32.lib
mstools\lib\i386\comdlg32.lib
mstools\lib\i386\d3drm.lib
mstools\lib\i386\ddraw.lib
mstools\lib\i386\dplay.lib
mstools\lib\i386\dsound.lib
mstools\lib\i386\fdi.lib
mstools\lib\i386\gdi32.lib
mstools\lib\i386\imagehlp.lib
mstools\lib\i386\imm32.lib
mstools\lib\i386\kernel32.lib
mstools\lib\i386\lz32.lib
mstools\lib\i386\mapi.lib
mstools\lib\i386\mapi32.lib
mstools\lib\i386\mpr.lib
mstools\lib\i386\msacm32.lib
mstools\lib\i386\mswsock.lib
mstools\lib\i386\ole32.lib
mstools\lib\i386\oleaut32.lib
mstools\lib\i386\oledlg.lib
mstools\lib\i386\olepro32.lib
mstools\lib\i386\rasapi32.lib
mstools\lib\i386\rpcndr.lib
mstools\lib\i386\rpcns4.lib
mstools\lib\i386\rpcrt4.lib
mstools\lib\i386\setupapi.lib
mstools\lib\i386\shell32.lib
mstools\lib\i386\tapi32.lib
mstools\lib\i386\thunk32.lib
mstools\lib\i386\user32.lib
mstools\lib\i386\uuid.lib
mstools\lib\i386\version.lib
mstools\lib\i386\vfw32.lib
mstools\lib\i386\win32api.csv

mstools\lib\i386\winmm.lib mstools\lib\i386\winspool.lib mstools\lib\i386\winstrm.lib mstools\lib\i386\wintrust.lib mstools\lib\i386\ws2_32.lib mstools\lib\i386\wsock32.lib

mstools\lib\win95\mapi.lib mstools\lib\win95\penwin32.lib mstools\lib\win95\pkpd32.lib mstools\lib\win95\svrapi.lib mstools\lib\win95\th32.lib

mstools\lib\winnt\i386\cap.lib
mstools\lib\winnt\i386\chkstk.obj
mstools\lib\winnt\i386\commode.obj
mstools\lib\winnt\i386\dflayout.lib
mstools\lib\winnt\i386\dlcapi.lib
mstools\lib\winnt\i386\glaux.lib
mstools\lib\winnt\i386\glu32.lib
mstools\lib\winnt\i386\loadperf.lib
mstools\lib\winnt\i386\mapi.lib
mstools\lib\winnt\i386\mgmtapi.lib
mstools\lib\winnt\i386\nddeapi.lib
mstools\lib\winnt\i386\netapi32.lib
mstools\lib\winnt\i386\opengl32.lib
mstools\lib\winnt\i386\pdh.lib
mstools\lib\winnt\i386\penter.lib
mstools\lib\winnt\i386\rasdlg.lib
mstools\lib\winnt\i386\rassapi.lib
mstools\lib\winnt\i386\scrnsave.lib
mstools\lib\winnt\i386\snmpapi.lib
mstools\lib\winnt\i386\sporder.lib
mstools\lib\winnt\i386\vdmdbg.lib
mstools\lib\winnt\i386\win32spl.lib
mstools\lib\winnt\i386\wst.lib

mstools\posix\h\dirent.h
mstools\posix\h\errno.h
mstools\posix\h\fcntl.h
mstools\posix\h\grp.h
mstools\posix\h\pwd.h
mstools\posix\h\setjmp.h
mstools\posix\h\signal.h
mstools\posix\h\tar.h
mstools\posix\h\termios.h
mstools\posix\h\types.h
mstools\posix\h\unistd.h
mstools\posix\h\utime.h
mstools\posix\h\sys\errno.h
mstools\posix\h\sys\stat.h
mstools\posix\h\sys\times.h
mstods\posix\h\sys\types.h
mstools\posix\h\sys\utsname.h
mstools\posix\h\sys\wait.h
mstools\posix\lib\i386\libcpsx.lib
mstools\posix\lib\i386\psxdll.lib
mstools\posix\lib\i386\psxrtl.lib

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doc\filefrmt\custcntl.txt
doc\filefrmt\enhmeta.hlp
doc\filefrmt\resfmt.txt
doc\hlp\win32sdk.hlp
doc\misc\genthunk.txt
doc\misc\great.wri
doc\misc\msosi.doc
doc\misc\multcast.txt
doc\misc\pcd.hlp
doc\misc\progref.rtf
doc\misc\sfmwshat.wri
doc\misc\unwind.txt
doc\misc\vdmdbg.hlp

mstools\help\penvbx.cnt
mstools\help\penvbx.hlp
mstools\help\uiguide.cnt
mstools\help\uiguide.hlp

Files from Help Compiler Workshop 4.03: dbhe.cnt dbhe.exe dbhe.hlp dbherc.dll hc.err hc.exe hcp.err hcp.exe hcrtf.exe hcw.cnt hcw.exe hcw.hlp hwdll.dll l_dbhe.cnt mrbc.exe shed.exe shed.hlp

Files from Intemet Explorer: makecert.exe cert2spc.exe signcode.exe pesigmgr.exe chktrust.exe root.cer

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EXHIBIT D

CORE FILES

Note: Directory and path names are provided only to assist in identifying files, and are subject to change. The files identified are the licensed SOFTWARE, regardless of the directory in which they’re installed.

Win32s Group
All files in the mstools\WIN32S directory and its subdirectories. *All files in mstools\win32s\disks\RETAIL are redistributable.

RPC SDK Group
All files in the mstools\RPC_SDK directory and its subdirectories. *All files in the mstools\RPC_SDK directory and its subdirectories are redistributable.

RPC RT16 Group
All files in the mstools\RPC_RT16 directory and its subdirectories. *All files in the mstools\RPC_RT16 directory and its subdirectories are redistributable.

Web Publishing Wizard Group
*All files in this group are redistributable: defwpp.dll, fpwpp.dll, readme.txt, webpost.dll, webpost.tlb, wpwiz.cnt, wpwiz.hlp, wpwiz.exe.

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EXHIBIT E

SAMPLE CODE

*All files in the mstools\SAMPLES directory and its subdirectories, excluding the file foxbear.art.

*All files in the q_a\SAMPLES directory and its subdirectories.

EXHIBIT F

FORM OF END USER LICENSE AGREEMENT

END USER LICENSE AGREEMENT FOR COMPANY SOFTWARE

IMPORTANT-READ CAREFULLY: This End-User License Agreement (“EULA”) is a legal agreement between you (either an individual or a single entity) and COMPANY for the COMPANY software product identified above, which includes computer software and associated media and printed materials, and may include “online” or electronic documentation (“SOFTWARE PRODUCT” or “SOFTWARE”). By installing, copying or otherwise using the SOFTWARE PRODUCT, you agree to be bound by the terms of this EULA. If you do not agree to the terms of this EULA, promptly return the unused SOFTWARE PRODUCT to the place from which you obtained it for a full refund.

SOFTWARE PRODUCT LICENSE
The SOFTWARE PRODUCT is protected by copyright laws and international copyright treaties, as well as other intellectual property laws and treaties. The SOFTWARE PRODUCT is licensed, not sold.

1. GRANT OF LICENSE. This EULA grants you the following limited, non-exclusive rights:

  SOFTWARE PRODUCT. You may install and use the enclosed SOFTWARE on a single computer to design, develop, and test software application products for use with Microsoft Windows or Windows NT (“Application”).

  SAMPLE CODE. You may modify the sample source code located in the SOFTWARE PRODUCT’s “samples” directories (“Sample Code”) to design, develop and test your Application. You may also reproduce and distribute the Sample Code in object code form along with any modifications you make to the Sample Code, provided that you comply with the Distribution Requirements described below. For purposes of this Section, “modifications” shall mean enhancements to the functionality of the Sample Code.

  REDISTRIBUTABLE CODE. Portions of the SOFTWARE PRODUCT are designated as “Core Files” and “Redistributable Code”. The text file located at \doc\redist\redist.txt describes the distribution rights associated with each file of the Redistributable Code and the Core Files, subject further to the Distribution Requirements described below.

  REDISTRIBUTION OF INTERNET SHORTCUT SUPPORT DLL (URL.DLL). To obtain rights to distribute URL.DLL, you must print out, sign and return this EULA (located at \license\win32sdk.txt) to Microsoft Corporation, Win32 SDK Program, Building 5-2, One Microsoft Way, Redmond, WA 98052-6399. URL.DLL may be included as part of a future version of Windows or Windows NT. Upon notification by Microsoft of its inclusion of URL.DLL in Windows or Windows NT, you shall upgrade your Application so that it no longer contains URL.DLL, and, within a reasonable period after such time, but no later than six (6) months, cease distribution of URL.DLL.

  DISTRIBUTION REQUIREMENTS. You may copy and redistribute the Sample Code and/or Redistributable Code, (collectively "REDISTRIBUTABLE COMPONENTS") as described above provided that: (a) you distribute the REDISTRIBUTABLE COMPONENTS only in conjunction with and as a part of

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your Application; (b) your Application adds significant and primary functionality to the REDISTRIBUTABLE COMPONENTS; (c) the REDISTRIBUTABLE COMPONENTS only operate in conjunction with Microsoft Windows or Windows NT; (d) you do not permit further redistribution of the REDISTRIBUTABLE COMPONENTS by your end-user customers; (e) any distribution of the Core Files identified in the \DOC\REDIST\REDIST.TXT is only in conjunction with your Application and includes each and every Core File distributed as a single set; (f) you not use Microsoft’s name, logo, or trademarks to market your Application; (g) you include a valid copyright notice on your Application; and (h) you agree to indemnify, hold harmless, and defend COMPANY and its suppliers from and against any claims or lawsuits, including attorneys fees, that arise or result from the use or distribution of your Application. Contact Microsoft Corporation for the applicable royalties due and other licensing terms for all other uses and/or distribution of the REDISTRIBUTABLE COMPONENTS.

  You may not distribute a version of your Application that executes any pre-release API without marking your Application “BETA”. In order to determine whether an API is pre-release, you should do at least one of the following: (a) test your Application using the porting tool “porttool.exe” included in the SOFTWARE PRODUCT; (b) check the help file “win32sdk.mvb” for a listing of pre-release APIs which are marked as “preliminary-Windows 95” or “preliminary-Windows NT” (as applicable); or (c) test your Application using the Import Checker “impchk.exe” included in the SOFTWARE PRODUCT.

COMPANY and its suppliers reserve all rights not expressly granted to you.

2. COPYRIGHT. All right, title and copyrights in and to the SOFTWARE PRODUCT (including but not limited to any images, photographs, animations, video, audio, music, text and “applets,” incorporated into the SOFTWARE PRODUCT), and any copies of the SOFTWARE PRODUCT, are owned by COMPANY or its suppliers. The SOFTWARE PRODUCT is protected by copyright laws and international treaty provisions. Therefore, you must treat the SOFTWARE PRODUCT like any other copyrighted material except that you may either (a) make one copy of the SOFTWARE PRODUCT solely for backup or archival purposes, or (b) install the SOFTWARE PRODUCT on a single computer provided you keep the original solely for backup or archival purposes. You may not copy the printed materials accompanying the SOFTWARE PRODUCT.

3. PRERELEASE CODE. The SOFTWARE PRODUCT contains PRERELEASE CODE which is not at the level of performance and compatibility of the final, generally available product offering. These portions of the SOFTWARE PRODUCT may not operate correctly and may be substantially modified prior to first commercial shipment. Microsoft is not obligated to make this or any later version of the SOFTWARE PRODUCT commercially available.

4. DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

  Limitations on Reverse Engineering, Decompilation and Disassembly. You may not reverse engineer, decompile, or disassemble the SOFTWARE PRODUCT, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

Rental. You may not rent or lease the SOFTWARE PRODUCT.

  Software Transfer. You may permanently transfer all of your rights under this EULA, provided you retain no copies, you transfer all of the SOFTWARE PRODUCT (including all component parts, the media and printed materials, any upgrades, this EULA and, if applicable, the Certificate of Authenticity), and the recipient agrees to the terms of this EULA. If the SOFTWARE PRODUCT is an upgrade, any transfer must include all prior versions of the SOFTWARE PRODUCT.

  Termination. Without prejudice to any other rights, COMPANY may terminate this EULA if you fail to comply with the terms and conditions of this EULA. In such event, you must destroy all copies of the SOFTWARE PRODUCT and all of its component parts.

5. EXPORT RESTRICTIONS. You agree that neither you nor your customers intend to or will, directly or indirectly, export or transmit (a) the SOFTWARE PRODUCT or related documentation and technical data or (b) your Application as described in Section 1 of this Agreement (or any part thereof), or process, or service that is the direct product of the SOFTWARE PRODUCT to any country to which such export or transmission is restricted by any applicable U.S. regulation or statute, without the prior written consent, if required, of the Bureau of Export

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Administration of the U.S. Department of Commerce, or such other governmental entity as may have jurisdiction over such export or transmission.

NO WARRANTIES. To the maximum extent permitted by applicable law, COMPANY and its suppliers expressly disclaim any warranty for the SOFTWARE PRODUCT. The SOFTWARE PRODUCT and any related documentation is provided “as is” without warranty of any kind, either express or implied, including, without limitation, the implied warranties or merchantability or fitness for a particular purpose. The entire risk arising out of use or performance of the SOFTWARE PRODUCT remains with you.

LIMITATION OF LIABILITY. COMPANY and its suppliers’ entire liability and your exclusive remedy under this EULA shall not exceed one hundred dollars (US$100.00).

NO LIABILITY FOR CONSEQUENTIAL DAMAGES. To the maximum extent permitted by applicable law, in no event shall COMPANY or its suppliers be liable for any damages whatsoever (including, without limitation, damages for loss of business profit, business interruption, loss of business information, or any other pecuniary loss) arising out of the use or inability to use this product, even if COMPANY or its suppliers have been advised of the possibility of such damages. Because some states/jurisdictions do not allow the exclusion or limitation of liability for consequential or incidental damages, the above limitation may not apply to you.

U.S. GOVERNMENT RESTRICTED RIGHTS

            The SOFTWARE PRODUCT and documentation are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of The Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software — Restricted Rights at 48 CFR 52.227-19, as applicable. Manufacturer is [COMPANY/address].

If you acquired this product in the United States, this Agreement is governed by the laws of the State of Washington.

If this product was acquired outside the United States, then local law may apply.

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EXHIBIT G

DOCUMENTATION SOURCE CODE

Documentation shall consist of the source files for the following material. Source files are generally in Rich Text Format (RTF) files with artwork in bitmap format (BMP) files, or other formats of MS’ choice.

Win32 Programmer’s Reference (Overviews and Reference)
OLE Programmer’s Reference
OLE Automation
RPC Programmer’s Reference
Multimedia Programmer’s Reference
OpenGL Programmer’s Reference
Microsoft® Win32s™ Programmer’s Reference
Telephony API Programmer’s Reference
Messaging API Programmer’s Reference
Programmer’s Guide to Windows 95
Programming Techniques
Tools User’s Guide

Indicate whether you are licensing the Documentation Source Code below, subject to any fees detailed in “Price and Payments”:

(_) I am requesting a Documentation Source Code license

(_) I am not requesting a Documentation Source Code license

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